UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
THE ADVISORS’ INNER CIRCLE FUND
ANNUAL REPORT TO SHAREHOLDERS
December 31, 2010
This information must be preceded or
accompanied by a current prospectus.
Investors should read the prospectus carefully
before investing.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TABLE OF CONTENTS

Manager’s Discussion and Analysis of Fund Performance	1

Schedules of Investments	6

Statements of Assets and Liabilities	13

Statements of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	23

Disclosure of Fund Expenses	24

Trustees and Officers of The Advisors’ Inner Circle Fund	25

Notice to Shareholders	30

Approval of Investment Advisory Agreement	31

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
Aviva Investors Core Aggregate Fixed Income Fund
The cumulative net of fee return of the Aviva Investors Core Aggregate Fixed Income Fund (the “Fund”) and the Barclays Capital US Aggregate Bond Index for the fiscal period ended December 31, 2010, is as follows:

		Cumulative Return
		for the fiscal
	One Month	period ended 12/31/10

Aviva Investors Core
Aggregate Fixed Income Fund	(0.92)%	(1.91)%
Barclays Capital US
Aggregate Bond Index	(1.08)%	(1.80)%
In December 2010, the Core Aggregate Fixed Income Mutual Fund returned -0.92%, while the Barclays Capital U.S. Aggregate Index returned -1.08%, a positive difference of 0.16%. The positive relative performance was generated by favorable asset allocation and security selection positioning. Since its inception October 6, 2010, the Core Aggregate Mutual Fund returned -1.91%, while the Barclays Capital U.S. Aggregate Index returned -1.80%.
Treasury rates rose and the yield curve steepened following the announcement of the Fed’s Treasury purchases, as economic data improved and the likelihood of a double-dip recession decreased. The steepening of the Treasury curve had a negative impact on fund performance, because further flattening was expected following the announcement of the Fed purchase program.
Spreads narrowed across all spread asset classes, as economic conditions improved and risk appetites returned. An overweight to spread asset classes added to performance, especially within commercial mortgage-backed securities (CMBS), investment grade credit and high yield credit.
Along with asset allocation, security selection was a positive contributor to performance. Banking names such as JP Morgan and Bank of America, along with consumer cyclicals such as Home Depot provided positive performance within investment grade credit. Within securitized assets, positive security selection performance came from non-super senior CMBS bonds and credit card asset-backed securities.
Market Review
U.S. economic growth is continuing on a path of recovery. The sustainability of growth has improved, and we see less risk to the downside. We expect U.S. growth to proceed at a sustainable yet moderate pace in 2011, based on better prospects for consumption and slowly improving labor markets. While the impact from restocking business inventories and fiscal stimulus is beginning to fade, we’re encouraged by strong corporate profits; improving consumption, driven by auto and retail sales; and increased exports, led by strong growth from developing countries.
Since the last FOMC (Federal Open Market Committee) meeting, committee members have remained concerned about the sluggish nature of economic growth, potential deflation risks and stubbornly high unemployment. The Federal Reserve Committee (Fed) again left the federal funds rate at 0 to 0.25% at the December 14 meeting. The Fed has a dual mandate to seek maximum sustainable employment and price stability. The rate of core inflation —around 1% — is below the Fed’s target zone of 1.75% to 2.0%, and unemployment, at 9.8%, is well above the 5.5% to 6.5% natural rate. So the Fed has chosen to implement another round of quantitative easing (QE2) to keep borrowing rates low and spur borrowing and economic growth. The Fed is expected to buy back $600 billion in Treasuries through June 2011, thereby pumping more liquidity into the system.
Treasury rates rose following the announcement of the Fed’s Treasury purchases, as economic data improved and the likelihood of a double dip decreased. Ten-year Treasury rates increased by 78 basis points (bps) to close the fourth quarter at 3.29%, while the spread between 10-year and 2-year Treasuries widened by approximately 61 bps to 270 bps. The Standard & Poor’s 500 Index increased 10.76% in the fourth quarter and ended the year up 15.06% year to date. The Barclays Capital U.S. Aggregated Index outperformed duration-adjusted Treasuries by 171 bps year to date, with 97 bps coming in the fourth quarter.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Spreads narrowed across all spread asset classes, as economic conditions improved and risk appetites returned. U.S. investment grade corporate bond spreads narrowed by 14 bps, commercial mortgage-backed securities (CMBS) spreads narrowed by 53 bps, U.S. mortgage-backed securities (MBS) spreads narrowed by 82 bps, and U.S. high yield corporate bond spreads narrowed by 78 bps. The best-performing asset classes vs. duration-adjusted Treasuries for the quarter were high yield corporate bonds (+519 bps), CMBS (+265 bps) and MBS (+176 bps). For the year, the best-performing asset classes vs. duration-adjusted Treasuries were CMBS (+1551 bps), high yield corporate bonds (+974 bps) and MBS (+225 bps).
Investment Outlook
Looking forward, we see credit fundamentals remaining strong and commercial real estate fundamentals bottoming. Balance sheets are in good shape, default rates are expected to continue to decline, and corporate earnings growth should remain positive. Commercial real estate will benefit from moderate economic growth and limited supply, which will help continue to stabilize delinquency rates across all property types.
The technical conditions for all spread asset classes have turned more positive. Market risk appetites have improved on the basis of more manageable global uncertainty, reduced fears of an economic soft patch, and asset price increases driven by the Fed’s QE2 program. The uncertainty surrounding the timing and ultimate resolution of European sovereign debt, banking and fiscal issues will likely keep the markets on heightened alert over the next one to two years.
We believe strong fundamentals, improved technicals and relatively attractive valuations bode well for credit spread performance. The bias for spreads in 2011 is stable to modestly tighter. At current levels, we continue to believe that investors are being adequately compensated for the risks and that there is good value across all spread asset classes.
We expect overall bond yields to remain lower for longer, as the Fed continues its policy of supporting growth in the near term. We expect the 10-year Treasury to range between 2.75% and 3.75% in the first half of 2011. With the issuance of Treasuries expected to remain at historically high levels and continued improvement in economic conditions, however, we expect yields to increase only gradually over the intermediate term.
The risks to our economic and investment outlook are focused on:
1.	European sovereign fiscal issues and the related spillover risks into the global economy

2.	The ability of China to successfully slow down overheated property markets and inflation

3.	The impact of financial reform regulation on the financial industry and economy

4.	The idiosyncratic risks associated with shareholder-friendly activities from corporations

5.	Risks surrounding the Fed’s ultimate exit from highly stimulative monetary policy
Data Source: Barclays Capital Live (live.barcap.com)
Past performance is not indicative of future results. This commentary contains the current opinions of Aviva Investors and is not intended to be, and should not be interpreted as, a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This commentary is distributed for informational purposes only and is not a recommendation or investment advice. The information herein is based on sources which Aviva Investors believes to be reliable, but it is not guaranteed to be accurate or complete.
Forward-looking statements, opinions and other information contained in this article are subject to change continually and without notice and may no longer be true after the date of publication. Any such statements speak only to the date they are made and Aviva Investors North America assumes no duty and does not undertake to update forward-looking statements. Such statements are subject to numerous assumptions, risks and uncertainties, which may change over time. Actual results may differ substantially from those anticipated in forward-looking statements. Past performance is not indicative of future results. There is potential for profit or loss with any investment.
No part of this commentary may be reproduced in any form, or referred to in any other publication, without the express written permission of Aviva Investors North America, Inc.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
Aviva Investors High Yield Bond Fund
The cumulative net of fee return of the Aviva Investors High Yield Bond Fund (the “Fund”) and the Barclays Global High Yield 2% Capped Index excluding CMBS & Emerging Markets, Hedged for the fiscal period ended December 31, 2010, is as follows:

		Cumulative Return
		for the fiscal
	One Month	period ended 12/31/10

Aviva Investors
High Yield Bond Fund	1.90%	0.98%
Barclays Global High Yield 2%
Capped Index excluding CMBS & Emerging Markets, Hedged	1.82%	0.74%
From its inception October 18, 2010, through December 31, 2010, the High Yield Bond Fund returned 0.98%, while the Barclays Capital Global High Yield Constrained Index returned 0.74% for the same period. The fund’s outperformance benefited from its overweight in Bs and underweight in BBs, although the underweight in CCCs hurt performance slightly. Positive security selection also contributed to the outperformance.
We would like to reiterate our recommendation of a marketweight to the high yield asset class — mainly BB and B rated bonds — with a focus on credit selection.
Market Review
The fourth quarter ended the year on a good note for the high yield asset class. The Barclays Capital Global High Yield Constrained Index returned 2.48% for the quarter, bringing the annual return to 15.14%. October’s return of 2.47% was boosted by a healthy third-quarter earnings season, while investors kept their eyes on the mid-term election and the Federal Open Market Committee meetings. The high yield market was strong going into November, with the Federal Reserve’s (Fed’s) announcement of a $600 billion asset repurchase plan. The market took a turn mid-month, however, when concerns surrounding sovereign debt, especially the peripherals, returned; a second round of quantitative easing (QE) backload risk loomed; and worries arose around tighter policy out of China. The high yield market ended with a loss of 1.78% for November, the first negative return since May. With Treasury yields moving higher in December, risky assets outperformed again. Equities benefited most from the risk-on trade, with the Standard & Poor’s 500 Index (S&P 500) returning 6.68%, and high yield assets followed suit, returning 1.82% for the month.
This makes high yield bonds one of the best performing credit asset classes for the year, returning 15.14%. According to Barclays Capital, global high yield bond returns were in line with U.S. equities (S&P 500 returned 15.06%), and outperformed crossover credits (14.07% Barclays Capital Crossover Index), emerging market bonds (12.84% Barclays Capital Global Emerging Market Index), investment grade bonds (8.47% Barclays Capital U.S. Credit Index) and U.S. government bonds (5.52% Barclays Capital U.S. Government Index).
Most of the year’s spread tightening occurred in the fourth quarter. Global high yield corporate spreads were at 682 basis points (bps) and 655 bps, respectively at the end of 2009 and at the end of the third quarter of 2010. Spreads tightened further by 66 bps from the end of the third quarter to 589 bps on December 31, 2010. The 589-bps level is right around the lowest level of the year (581 bps on April 26). Current spreads are slightly above the long-term average of 550 bps.
We saw a record $83.4 billion of new issues priced in the fourth quarter, the most active quarter on record. Issuers raised around $30 billion in both October and November and $22 billion in December. For the full year, new issuance totaled $262.7 billion, which is the most the high yield market has raised annually in the past 17 years and 72% more than the previous peak of $152.6 billion in 2009.
Additionally, lower-quality companies have become more dominant issuers in the new issuance market. CCC issues made up 24% of the fourth-quarter issuance volume, vs. 11% a quarter ago. Most of the increase in CCC issuance came from the decrease in BB issuance. BB issuance only accounted for 19% of total issuance, down from 31% in the third quarter. B issuance was largely unchanged, at 56%.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
On the demand side, fund flows were strong in the last quarter of the year. AMG Data Services recorded $4 billion of inflows in the fourth quarter, bringing the year-to-date figure to $13 billion, though less than half of the $32.7 billion 2009 absorbed. Throughout the year, high yield assets grew by 8%.
From a quality perspective, the fourth quarter reversed the risk-off trade we had seen until the third quarter. Lower-quality bonds outperformed higher-quality bonds consistently in the last three months of the year. Investors scrambled for higher yields, as QE2 served as a catalyst for risky assets. BB credits were hurt the most by the rotation away from bonds into stocks, returning only 0.76% in the fourth quarter, while B’s and the more equity-like CCCs and below returned 3.11% and 6.26%, respectively. For the full year, lower qualities outperformed higher qualities again. CCCs and below had the highest return of 19.57%, while B’s returned 14.17% and BBs registered a gain of 13.78%.
All sectors produced positive returns for the year. The financial sectors were among the best performers throughout the year, returning 24.10%. Insurance companies even posted a remarkable 37.73% full-year return, mostly helped by the largest issuer and the best performer in the industry, AIG, which returned 68.64%. High beta sectors such as gaming and media noncable returned 20.24% and 16.20%, respectively. Technology, despite its strong run in the last quarter with a gain of 6.84%, only returned 15.29% for the full year, in line with the overall market. Electric, the underperformer in previous quarters, unsurprisingly finished at the bottom on the return ranking, with only a 3.23% gain.
The Moody’s Investors Service U.S. issuer-weighted default rate continued its downward trend and reached 3.3% at the end of November, its lowest level since the end of 2008 and down from the November 2009 peak of 13.48%. According to J.P. Morgan, default activity slowed significantly in 2010. Only 44 companies and $19.8 billion of bonds and loans defaulted during the year. To compare, 118 issuers with $184 billion defaulted in 2009. We expect default rates to continue trending lower, despite being below historical averages, as liquidity improves and the new issuance market remains strong, allowing bond issuers to negotiate for maturity extensions and covenant amendments. Moody’s currently forecasts that the default rate will decline to 2.1% by the end of November 2011. Recovery rates returned to about 40% in 2010, which is in line with the historical level and up from the 2009 level of under 30%. Senior secured bonds were able to recover 48.5 cents on the dollar on average, while senior and senior subordinated bonds recovered 36.5 cents and 22.2 cents in 2010, as reported by J.P. Morgan.
Following a year with a record volume of fallen angels, at $150 billion, 2010 has seen a positive credit trend. According to J.P. Morgan, rising stars outpaced fallen angels year to date at 20 to 13 on an issuer basis and at $32.9 billion to $28.0 billion on a volume basis. The upgrade to downgrade ratio is at its highest level since 2002 on both an issuer and a volume basis.
Outlook and Strategy
The year 2010 should be remembered as a time when macroeconomic improvements, healthy corporate balance sheets, strong retail inflows and accommodative Fed policies placed a strong bid on risky assets. Following its highest return in history of 62.33% in 2009, the high yield asset class returned 15.14% in 2010.
We expect fundamentals to continue improving in the coming year, but do not expect the high yield asset class to achieve double-digit returns again. At the end of November, we lowered our recommendation on the high yield asset class from moderate overweight to marketweight. While we continue to recommend a strategic allocation to the high yield asset class, we believe current price levels are pointing toward a fair valuation. With the majority of the high yield assets trading above par, half of the callable bonds trading within 2 points of call price or above, yields and default rates at historical lows, and spreads slightly above historical averages, we see limited price appreciation opportunity for the high yield asset class in 2011. In our opinion, most of the coming year’s return will derive from “carry,” or coupon return.
Nevertheless, we still consider the high yield asset class as a favorable credit asset class. While any further spread tightening will likely be squeezed by rising Treasury yields for the other credit asset classes, the high yield market will continue to benefit from its usually low, and currently negative, correlation to Treasuries. The demand for high yield is expected to remain strong, given its advantageous yields compared to other fixed income assets. The strong primary market of 2010 has helped push out the great maturity walls to 2013 to 2016. According to Barclays Capital, only $180 billion is coming due in 2011 and 2012. The new-issuance-friendly market also allowed many companies to obtain lower-cost financing and improve their capital structure. Corporate cash balances spiked to an

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
all-time high of $1.93 trillion, according to Barclays Capital. The recent largest leveraged buyouts were not as heavily levered as those in 2009. Default risk going forward is minimal. Based on these factors, we believe high yield bonds remain appealing to investors who prefer an asset class with a high current yield, but with less dependency on economic recovery and earnings growth than equities have.
On the economic front, 2010 ended on a good note. The Institute for Supply Management non-manufacturing index, at 57 in December, was better than expected and at its highest since May 2006. The Chicago Purchasing Managers Index also came in at its highest level in 20 years. Initial jobless claims were reported at 400,000, the lowest level since the summer of 2008. ADP private payrolls reported a gain of 297,000, significantly above expectations of 100,000. Holiday sales mostly surprised investors to the upside. Last but not least, many investors increased their 2011 economic growth forecasts after President Obama enacted a tax-cut extension. (Source: Bloomberg)
Investors should remain cautious going into 2011, however, as volatility remains. The Ireland debt crisis did not affect the market as much as Greece’s did in March, but the situation in Europe is still alarming. The Chinese government put aggressive tightening policies in place recently to combat inflation and rising asset prices. The large flows into emerging market funds could be seen as the first sign of a bubble. The U.S. unemployment rate is still close to 10% and is unlikely to experience large improvements in the near future. Domestic municipal governments face their worst budget situation ever, with record defaults in municipal debt. Lastly, it is still unclear whether the economy can sustain its recovery after QE2 ends in June 2011.
In all, we believe 2011 will be driven less by beta and more by idiosyncratic, security-specific risk. We would like to reiterate our recommendation of a marketweight to the high yield asset class — mainly BB and B rated bonds — with a focus on credit selection.
Sources: Barclays Capital; J.P. Morgan; AMG Data Services; Moody’s Investors Service; Bank of America
Past performance is not indicative of future results. This commentary contains the current opinions of Aviva Investors and is not intended to be, and should not be interpreted as, a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This commentary is distributed for informational purposes only and is not a recommendation or investment advice. The information herein is based on sources which Aviva Investors believes to be reliable, but it is not guaranteed to be accurate or complete.
Forward-looking statements, opinions and other information contained in this article are subject to change continually and without notice and may no longer be true after the date of publication. Any such statements speak only to the date they are made and Aviva Investors North America assumes no duty and does not undertake to update forward-looking statements. Such statements are subject to numerous assumptions, risks and uncertainties, which may change over time. Actual results may differ substantially from those anticipated in forward-looking statements. Past performance is not indicative of future results. There is potential for profit or loss with any investment.
No part of this commentary may be reproduced in any form, or referred to in any other publication, without the express written permission of Aviva Investors North America, Inc.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors Core Aggregate Fixed Income Fund
December 31, 2010
Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

	Face
	Amount	Value

Mortgage-Backed Securities — 39.9%
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl AM
5.623%, 03/11/39 (A)	$200,000	$210,318
FHLMC
6.500%, 03/01/38	189,946	210,818
6.000%, 10/01/37	462,544	501,610
4.500%, 04/01/25	90,101	94,296
4.500%, 08/01/40	796,977	817,697
4.000%, 05/01/25	106,335	109,924
FNMA
6.000%, 10/01/37	53,873	58,631
5.500%, 12/01/23	69,578	74,868
5.500%, 07/01/38	100,000	107,071
5.500%, 07/01/40	788,524	844,158
5.000%, 08/01/40	983,199	1,034,505
4.500%, 03/01/24	177,270	185,967
4.500%, 11/01/40	99,869	102,637
4.000%, 09/01/24	197,384	203,645
4.000%, 09/01/40	223,942	223,070
4.000%, 10/01/40	149,536	149,000
4.000%, 11/01/40	99,805	99,386
3.500%, 09/01/25	196,271	198,142
3.500%, 11/01/25	99,566	100,515
GNMA
4.500%, 02/15/40	103,176	107,292
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB11
5.335%, 08/12/37 (A)	200,000	215,543
Morgan Stanley Capital I
6.280%, 01/11/43 (A)	200,000	220,738

Total Mortgage-Backed Securities (Cost $5,931,585)		5,869,831

Corporate Bonds — 30.8%
Aerospace/Defense — 0.4%
BE Aerospace
8.500%, 07/01/18	50,000	54,875

Banking — 6.5%
Citigroup
5.000%, 09/15/14	100,000	103,535
Credit Suisse USA
6.500%, 01/15/12	100,000	105,676
Goldman Sachs Group
6.000%, 05/01/14	100,000	110,247
JPMorgan Chase Capital XVII
5.850%, 08/01/35	150,000	142,040
Merrill Lynch
6.220%, 09/15/26	100,000	95,121
6.110%, 01/29/37	100,000	90,546
Morgan Stanley
6.625%, 04/01/18	100,000	108,634
4.750%, 04/01/14	50,000	51,240
Wachovia
5.750%, 02/01/18	75,000	83,395
Wells Fargo
6.375%, 08/01/11	50,000	51,611
Wells Fargo Capital XV
9.750%, 12/31/49 (A)	25,000	27,937

		969,982

Chemicals — 0.6%
Dow Chemical
2.500%, 02/15/16	35,000	33,696
Nova Chemicals
8.625%, 11/01/19	50,000	54,875

		88,571

Diversified Manufacturing — 0.4%
Textron
5.600%, 12/01/17	50,000	52,584

Electric — 2.0%
AES
8.000%, 06/01/20	50,000	53,250
Exelon Generation
5.200%, 10/01/19	25,000	26,200
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	50,000	69,071
Public Service of Colorado
4.875%, 03/01/13	75,000	80,647
Southern Power
6.250%, 07/15/12	50,000	53,777

		282,945

Food and Beverage — 0.4%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 (B)	50,000	62,314

Gaming — 0.3%
Scientific Games International
9.250%, 06/15/19	50,000	51,875

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors Core Aggregate Fixed Income Fund
December 31, 2010

	Face
	Amount	Value

Health Insurance — 0.6%
Coventry Health Care
5.950%, 03/15/17	$50,000	$50,900
UnitedHealth Group
3.875%, 10/15/20	10,000	9,559
WellPoint
4.350%, 08/15/20	25,000	24,853

		85,312

Healthcare — 1.4%
Covidien International Finance
6.000%, 10/15/17	50,000	56,906
HCA
7.875%, 02/15/20	50,000	53,750
Hospira
6.050%, 03/30/17	75,000	84,135

		194,791

Independent — 0.9%
Anadarko Petroleum
6.375%, 09/15/17	50,000	54,540
Occidental Petroleum
4.100%, 02/01/21	20,000	20,370
Plains Exploration & Production
8.625%, 10/15/19	50,000	55,000

		129,910

Integrated — 0.4%
Marathon Oil
5.900%, 03/15/18	50,000	56,775

Life — 1.5%
Genworth Financial
5.750%, 06/15/14	100,000	103,730
Hartford Financial Services Group
4.625%, 07/15/13	50,000	52,719
Prudential Financial
7.375%, 06/15/19	50,000	59,047

		215,496

Media Cable — 0.8%
Comcast
5.850%, 11/15/15	50,000	56,264
DIRECTV Holdings
7.625%, 05/15/16	50,000	55,499

		111,763

Metals and Mining — 2.4%
ArcelorMittal
9.850%, 06/01/19	25,000	31,643
Consol Energy
8.250%, 04/01/20 (B)	50,000	54,250
Freeport-McMoRan Copper
8.375%, 04/01/17	100,000	110,761
Rio Tinto Alcan
6.125%, 12/15/33	50,000	53,534
United States Steel
7.375%, 04/01/20	50,000	51,500
Vale Overseas
6.875%, 11/21/36	50,000	55,124

		356,812

Non-Captive Diversified — 1.5%
General Electric Capital
5.450%, 01/15/13	210,000	225,943

Oil Field Services — 0.3%
Weatherford International
6.500%, 08/01/36	50,000	51,227

Other Agency — 1.0%
Ally Financial
1.750%, 10/30/12	150,000	152,725

Property & Casualty — 0.5%
Allstate
6.125%, 05/15/37 (A)	25,000	25,063
Progressive
6.700%, 06/15/37 (A)	50,000	51,442

		76,505

Paper — 0.5%
Boise Paper Holdings
8.000%, 04/01/20	50,000	53,750
International Paper
7.950%, 06/15/18	15,000	17,875

		71,625

Pharmaceuticals — 0.5%
Watson Pharmaceuticals
6.125%, 08/15/19	75,000	83,191

Pipelines — 0.8%
NuStar Logistics
4.800%, 09/01/20	50,000	48,585
Plains All American Pipeline
8.750%, 05/01/19	25,000	31,073
Williams Partners
6.300%, 04/15/40	50,000	52,222

		131,880

Refining — 0.3%
Valero Energy
6.625%, 06/15/37	50,000	50,941

REITS — 0.8%
HCP
6.700%, 01/30/18	50,000	53,720
Hospitality Properties Trust
7.875%, 08/15/14	25,000	27,674
Simon Property Group
5.650%, 02/01/20	25,000	27,092

		108,486

Retailers — 1.2%
CVS Caremark
6.250%, 06/01/27	25,000	27,565
Home Depot
5.875%, 12/16/36	50,000	52,183
Wal-Mart Stores
3.250%, 10/25/20	100,000	94,179

		173,927

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors Core Aggregate Fixed Income Fund
December 31, 2010

	Face
	Amount	Value

Sovereigns — 1.1%
Brazilian Government International Bond
5.625%, 01/07/41	$100,000	$99,750
Mexico Government International Bond
5.625%, 01/15/17	55,000	61,105

		160,855

Technology — 1.0%
DuPont Fabros Technology
8.500%, 12/15/17	50,000	53,750
Equifax
4.450%, 12/01/14	50,000	52,675
Motorola
6.000%, 11/15/17	25,000	26,542

		132,967

Tobacco — 0.5%
Altria Group
10.200%, 02/06/39	50,000	72,477

Wireless — 1.4%
America Movil
5.000%, 10/16/19	100,000	104,580
CC Holdings GS V
7.750%, 05/01/17 (B)	50,000	54,875
Nextel Communications
7.375%, 08/01/15	50,000	50,312

		209,767

Wirelines — 0.8%
AT&T
6.700%, 11/15/13	100,000	113,692

Total Corporate Bonds (Cost $4,658,693)		4,530,213

U.S. Treasury Obligations — 21.8%
U.S. Treasury Bond
4.375%, 05/15/40	300,000	301,499
U.S. Treasury Notes
2.625%, 08/15/20	175,000	165,935
2.375%, 07/31/17	250,000	246,758
1.250%, 08/31/15	625,000	607,959
0.500%, 10/15/13	1,200,000	1,186,594
0.375%, 09/30/12	700,000	698,442

Total U.S. Treasury Obligations (Cost $3,278,646)		3,207,187

U.S. Government Agency Obligations — 3.3%
FHLMC
3.750%, 03/27/19	75,000	77,775
1.750%, 09/10/15	140,000	137,763
0.875%, 10/28/13	275,000	273,752

Total U.S. Government Agency Obligations (Cost $500,518)		489,290

Asset-Backed Securities — 3.1%
CenterPoint Energy Transition Bond, Ser 2008-A, Cl A1
4.192%, 02/01/20	118,367	127,257
Citibank Credit Card Issuance Trust, Ser 2003-A10
4.750%, 12/10/15	100,000	108,967
Discover Card Master Trust, Ser 2007-A1, Cl A1
5.650%, 03/16/20	100,000	113,629
World Financial Network Credit Card Master Trust, Ser 2010-A, Cl A
3.960%, 04/15/19	100,000	102,692

Total Asset-Backed Securities (Cost $464,800)		452,545

Municipal Bond — 0.1%
Los Angeles Department of Water & Power
6.603%, 07/01/50	10,000	10,304

Total Municipal Bond (Cost $10,000)		10,304

Cash Equivalent — 0.4%
Union Bank Institutional Trust III,
0.200% (C)	59,532	59,532

Total Cash Equivalent (Cost $59,532)		59,532

Total Investments — 99.4% (Cost $14,903,774)		$14,618,902

Percentages are based on net assets of $14,706,682.

(A)	Variable rate security — Rate disclosed is the rate in effect on December 31, 2010.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	The rate shown is the 7-day effective yield as of December 31, 2010.

Cl	—	Class
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
REITS	—	Real Estate Investment Trusts
Ser	—	Series
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors High Yield Bond Fund
December 31, 2010
Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

	Face
	Amount	Value

Corporate Bonds — 97.8%
Aerospace/Defense — 2.1%
BE Aerospace
8.500%, 07/01/18	$125,000	$137,187
Bombardier
7.750%, 03/15/20 (A)	175,000	189,438

		326,625

Automotive — 2.3%
Ford Motor Credit
8.125%, 01/15/20	175,000	203,933
Goodyear Tire & Rubber
8.750%, 08/15/20	125,000	132,188

		336,121

Banking — 1.9%
Capital One Capital VI
8.875%, 05/15/40	175,000	183,531
Citigroup Capital XXI
8.300%, 12/21/57 (B)	100,000	104,500

		288,031

Building Materials — 0.7%
Masco
7.125%, 03/15/20	100,000	104,789

Chemicals — 5.1%
Huntsman International
8.625%, 03/15/21 (A)	200,000	217,000
Lyondell Chemical
11.000%, 05/01/18	125,000	142,188
Nova Chemicals
8.625%, 11/01/19	175,000	192,062
Polypore International
7.500%, 11/15/17 (A)	125,000	128,125
Vertellus Specialties
9.375%, 10/01/15 (A)	100,000	106,250

		785,625

Construction Machinery — 1.4%
Case New Holland
7.875%, 12/01/17 (A)	125,000	137,187
RSC Equipment Rental
9.500%, 12/01/14	75,000	79,125

		216,312

Consumer Cyclical Services — 1.2%
Garda World Security
9.750%, 03/15/17 (A)	100,000	107,750
ServiceMaster
10.750%, 07/15/15 (A)	75,000	80,625

		188,375

Consumer Products — 2.1%
ACCO Brands
10.625%, 03/15/15	100,000	113,000
Prestige Brands
8.250%, 04/01/18 (A)	75,000	78,000
Spectrum Brands Holdings
9.500%, 06/15/18 (A)	125,000	137,500

		328,500

Diversified Manufacturing — 0.7%
CPM Holdings
10.625%, 09/01/14 (A)	100,000	107,500

Electric — 3.9%
AES
8.000%, 06/01/20	125,000	133,125
Calpine
7.875%, 07/31/20 (A)	125,000	127,188
Energy Future Holdings
10.000%, 01/15/20 (A)	150,000	155,066
GenOn Energy
7.875%, 06/15/17	75,000	73,125
NRG Energy
7.375%, 01/15/17	100,000	103,250

		591,754

Entertainment — 0.8%
AMC Entertainment Holdings
9.750%, 12/01/20 (A)	75,000	78,375
NAI Entertainment Holdings
8.250%, 12/15/17 (A)	35,000	36,925

		115,300

Food and Beverage — 0.9%
R&R Ice Cream
8.375%, 11/15/17	100,000	140,366

Gaming — 5.4%
MGM Resorts International
11.125%, 11/15/17	125,000	144,375
6.625%, 07/15/15	100,000	92,125
Mohegan Tribal Gaming Authority
11.500%, 11/01/17 (A)	75,000	69,562
8.000%, 04/01/12	50,000	42,000
Peermont Global Pty
7.750%, 04/30/14	100,000	116,301
Scientific Games International
9.250%, 06/15/19	100,000	103,750
Seminole Indian Tribe of Florida
7.750%, 10/01/17 (A)	100,000	103,750
Wynn Las Vegas
7.875%, 11/01/17	125,000	135,313

		807,176

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors High Yield Bond Fund
December 31, 2010

	Face
	Amount	Value

Healthcare — 4.9%
Biomet
10.375%, 10/15/17	$100,000	$109,750
Care UK Health & Social Care
9.750%, 08/01/17	100,000	160,999
HCA
7.875%, 02/15/20	75,000	80,625
5.750%, 03/15/14	100,000	99,000
HCA Holdings
7.750%, 05/15/21 (A)	50,000	50,125
Omnicare
7.750%, 06/01/20	100,000	103,500
Prospect Medical Holdings
12.750%, 07/15/14	125,000	138,125

		742,124

Home Construction — 2.0%
KB Home
6.250%, 06/15/15	150,000	149,250
Lennar
6.500%, 04/15/16	150,000	147,000

		296,250

Independent — 6.9%
Berry Petroleum
6.750%, 11/01/20	100,000	100,750
Chesapeake Energy
6.875%, 08/15/18	100,000	102,000
Connacher Oil and Gas
10.250%, 12/15/15 (A)	100,000	101,000
Denbury Resources
8.250%, 02/15/20	175,000	190,750
Linn Energy
7.750%, 02/01/21 (A)	175,000	180,250
OPTI Canada
9.750%, 08/15/13 (A)	75,000	75,375
Petrohawk Energy
7.250%, 08/15/18	75,000	76,125
Plains Exploration & Production
8.625%, 10/15/19	100,000	110,000
QEP Resources
6.875%, 03/01/21	100,000	105,500

		1,041,750

Industrial Other — 2.9%
Exova
10.500%, 10/15/18	100,000	156,905
Thermadyne Holdings
9.000%, 12/15/17 (A)	150,000	155,438
Viskase
9.875%, 01/15/18 (A)	125,000	130,938

		443,281

Life — 0.5%
Genworth Financial
6.150%, 11/15/66 (B)	100,000	79,500

Lodging — 2.0%
Felcor Lodging
10.000%, 10/01/14	100,000	112,500
Host Hotels & Resorts
6.000%, 11/01/20 (A)	75,000	74,250
Wyndham Worldwide
7.375%, 03/01/20	100,000	110,120

		296,870

Media Cable — 2.3%
Cablevision Systems
8.625%, 09/15/17	100,000	109,375
CET 21 spol sro
9.000%, 11/01/17	100,000	138,358
Insight Communications
9.375%, 07/15/18 (A)	100,000	107,000

		354,733

Media Noncable — 3.4%
Citadel Broadcasting
7.750%, 12/15/18 (A)	35,000	36,400
Clear Channel Worldwide Holdings
9.250%, 12/15/17	100,000	109,250
GeoEye
9.625%, 10/01/15	100,000	113,500
Intelsat Luxembourg
11.500%, 02/04/17	225,000	249,750

		508,900

Metals and Mining — 3.9%
Consol Energy
8.250%, 04/01/20 (A)	150,000	162,750
Steel Dynamics
7.625%, 03/15/20 (A)	175,000	188,125
United States Steel
7.375%, 04/01/20	125,000	128,750
Vedanta Resources
9.500%, 07/18/18 (A)	100,000	109,875

		589,500

Non-Captive Consumer — 0.6%
American General Finance
5.850%, 06/01/13	100,000	91,250
Non-Captive Diversified — 2.6%
Ally Financial
7.500%, 09/15/20 (A)	150,000	158,063
CIT Group
7.000%, 05/01/15	100,000	100,500
International Lease Finance
8.250%, 12/15/20	110,000	113,437

		372,000

Oil Field Services — 3.2%
CHC Helicopter
9.250%, 10/15/20 (A)	150,000	156,000
Hornbeck Offshore Services
8.000%, 09/01/17	80,000	82,000
McJunkin Red Man
9.500%, 12/15/16 (A)	75,000	71,250
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors High Yield Bond Fund
December 31, 2010

	Face
	Amount	Value

Oil Field Services (continued)
Pride International
6.875%, 08/15/20	$100,000	$104,250
Trinidad Drilling
7.875%, 01/15/19 (A)	75,000	76,125

		489,625

Packaging — 3.3%
Ardagh Packaging Finance
7.375%, 10/15/17	100,000	135,016
Berry Plastics
9.500%, 05/15/18	100,000	100,750
Consol Glass
7.625%, 04/15/14	100,000	135,016
Reynolds Group Issuer
7.125%, 04/15/19 (A)	125,000	127,813

		498,595

Paper — 4.1%
Cascades
7.750%, 12/15/17	100,000	104,750
Georgia-Pacific
5.400%, 11/01/20 (A)	150,000	148,581
Potlatch
7.500%, 11/01/19	200,000	210,000
Verso Paper Holdings
11.500%, 07/01/14	100,000	110,250
9.125%, 08/01/14	50,000	51,750

		625,331

Pharmaceuticals — 2.4%
Mylan
7.625%, 07/15/17 (A)	175,000	187,031
6.000%, 11/15/18 (A)	75,000	73,875
Valeant Pharmaceuticals International
6.750%, 10/01/17 (A)	100,000	99,750

		360,656

Pipelines — 2.0%
Energy Transfer Equity
7.500%, 10/15/20	100,000	103,500
Genesis Energy
7.875%, 12/15/18 (A)	100,000	99,750
Sabine Pass LNG
7.500%, 11/30/16	100,000	94,250

		297,500

Railroads — 1.3%
RailAmerica
9.250%, 07/01/17	175,000	193,156

Retailers — 5.0%
Asbury Automotive Group
8.375%, 11/15/20 (A)	75,000	77,812
Giraffe Acquisition
9.125%, 12/01/18 (A)	150,000	157,125
JC Penney
7.400%, 04/01/37	150,000	143,250
QVC
7.375%, 10/15/20 (A)	150,000	157,875
Rent-A-Center
6.625%, 11/15/20 (A)	100,000	100,000
Rite Aid
9.750%, 06/12/16	100,000	110,625

		746,687

Supermarkets — 0.7%
SUPERVALU
8.000%, 05/01/16	100,000	96,250

Technology — 6.4%
DuPont Fabros Technology
8.500%, 12/15/17	100,000	107,500
First Data
12.625%, 01/15/21 (A)	22,000	21,120
9.875%, 09/24/15	6,000	5,745
8.875%, 08/15/20 (A)	75,000	79,500
8.250%, 01/15/21 (A)	22,000	21,230
Freescale Semiconductor
10.750%, 08/01/20 (A)	75,000	82,125
Interactive Data
10.250%, 08/01/18 (A)	100,000	108,937
Iron Mountain
8.750%, 07/15/18	100,000	105,500
Jabil Circuit
5.625%, 12/15/20	200,000	197,500
SunGard Data Systems
7.375%, 11/15/18 (A)	100,000	101,000
Trans Union
11.375%, 06/15/18 (A)	125,000	143,125

		973,282

Textile — 0.6%
Hanesbrands
6.375%, 12/15/20 (A)	100,000	95,500

Wireless — 3.9%
Clearwire Communications
12.000%, 12/01/15 (A)	100,000	108,500
Cricket Communications
7.750%, 10/15/20 (A)	100,000	95,500
Digicel Group
8.875%, 01/15/15 (A)	125,000	126,875
Sprint Capital
6.900%, 05/01/19	150,000	148,875
Wind Acquisition Finance
11.750%, 07/15/17 (A)	100,000	113,250

		593,000

Wirelines — 4.4%
Cincinnati Bell
8.375%, 10/15/20	150,000	144,375
Equinix
8.125%, 03/01/18	100,000	105,000
Frontier Communications
8.500%, 04/15/20	100,000	109,750
Global Crossing
9.000%, 11/15/19 (A)	50,000	49,750
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Schedule of Investments
Aviva Investors High Yield Bond Fund
December 31, 2010

	Face
	Amount/Shares	Value

Wirelines (continued)
Global Crossing UK Finance
10.750%, 12/15/14	$100,000	$104,000
Level 3 Financing
10.000%, 02/01/18	75,000	72,375
Windstream
8.125%, 09/01/18	75,000	79,125

		664,375

Total Corporate Bonds (Cost $14,862,035)		14,786,589

Cash Equivalent — 0.3%
Union Bank Institutional Trust III,
0.200% (C)	41,753	41,753

Total Cash Equivalent (Cost $41,753)		41,753

Total Investments — 98.1% (Cost $14,903,788)		$14,828,342

Percentages are based on net assets of $15,119,487.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Variable rate security — Rate disclosed is the rate in effect on December 31, 2010.

(C)	The rate shown is the 7-day effective yield as of December 31, 2010.
A summary of the outstanding forward foreign currency contracts held by the Fund at December 31, 2010, is as follows:

		Currency to	Currency to	Unrealized
Counterparty	Maturity Date	Deliver	Receive	(Depreciation)

JPMorgan Chase	1/11/11-1/31/11	EUR 499,000	USD 653,478	$(13,548)
JPMorgan Chase	1/11/11-1/31/11	GBP 205,500	USD 317,481	(2,881)

				$(16,429)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Statements of Assets and Liabilities
December 31, 2010

	Core Aggregate
	Fixed Income	High Yield
	Fund	Bond Fund

Assets:
Investments at Value (Cost $14,903,774 and $14,903,788, respectively)	$14,618,902	$14,828,342
Foreign Currency (Cost $0 and $3,007, respectively)	—	4,296
Interest Receivable	109,951	303,096
Reimbursement from Adviser	24,906	29,264
Receivable for Investment Securities Sold	—	20,450
Deferred Offering costs	13,108	13,521
Prepaid Expenses	566	566

Total Assets	14,767,433	15,199,535

Liabilities:
Unrealized loss on forward foreign currency contracts	—	16,429
Payable due to Administrator	6,296	6,444
Payable due to Investment Adviser	3,738	6,377
Payable due to Trustees	2,111	2,138
Chief Compliance Officer Fees Payable	1,528	1,548
Other Accrued Expenses	47,078	47,112

Total Liabilities	60,751	80,048

Net Assets	$14,706,682	$15,119,487

Net Assets Consist of:
Paid-in Capital	$15,075,399	$15,163,120
Undistributed Net Investment Income	231	43,456
Accumulated Realized Gain (Loss) on Investments	(84,076)	5,022
Net Unrealized Depreciation on Investments	(284,872)	(75,446)
Net Unrealized Depreciation on Foreign Currency	—	(16,665)

Net Assets	$14,706,682	$15,119,487

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,507,756	1,516,377

Net Asset Value, Offering and Redemption Price Per Share	$9.75	$9.97

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Statements of Operation
For the period ended December 31, 2010

	Core Aggregate
	Fixed Income	High Yield
	Fund(1)	Bond Fund(2)

Investment Income:
Interest Income	$85,208	$204,838

Total Investment Income	85,208	204,838

Expenses:
Administration Fees	17,555	15,321
Investment Advisory Fees	10,362	15,056
Trustees’ Fees	2,111	2,138
Chief Compliance Officer Fees	1,528	1,548
Audit Fees	18,785	19,026
Transfer Agent Fees	11,037	9,879
Offering Costs	10,961	10,394
Printing Fees	9,936	10,064
Legal Fees	5,477	5,548
Pricing Fees	3,750	3,000
Registration and Filing Fees	1,549	1,548
Custodian Fees	1,250	2,500
Miscellaneous Fees	1,616	1,634

Total Expenses	95,917	97,656
Less: Fees Waived by Adviser	(10,362)	(15,056)
Less: Fees Reimbursed by Adviser	(68,287)	(64,535)

Net Expenses	17,268	18,065

Net Investment Income	67,940	186,773

Net Realized Gain (Loss) on Investments	(63,433)	5,022
Net Realized Gain on Foreign Currency	—	48,237
Net Change in Unrealized Depreciation on Investments	(284,872)	(75,446)
Net Change in Unrealized Depreciation on Foreign Currency	—	(16,665)

Net Realized and Unrealized Loss on Investments	(348,305)	(38,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(280,365)	$147,921

Amounts designated as “__” are $0 or have been rounded to $0.

(1)	Fund commenced operations on October 6, 2010.

(2)	Fund commenced operations on October 18, 2010.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Statements of Changes in Net Assets
For the period ended December 31, 2010

	Core Aggregate
	Fixed Income	High Yield
	Fund(1)	Bond Fund(2)

Operations:
Net Investment Income	$67,940	$186,773
Net Realized Gain (Loss) on Investments and Foreign Currency	(63,433)	53,259
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(284,872)	(92,111)

Net Increase (Decrease) in Net Assets Resulting from Operations	(280,365)	147,921

Dividends and Distributions:
Net Investment Income	(88,352)	(191,554)

Total Dividends and Distributions	(88,352)	(191,554)

Capital Share Transactions:
Issued	15,000,300	15,000,300
In Lieu of Dividends and Distributions	75,099	162,820

Net Increase in Net Assets Derived From Capital Share Transactions	15,075,399	15,163,120

Total Increase in Net Assets	14,706,682	15,119,487

Net Assets:
Beginning of Period	—	—

End of Period	$14,706,682	$15,119,487

Undistributed Net Investment Income	$231	$43,456

Shares Transactions:
Issued	1,500,030	1,500,030
In Lieu of Dividends and Distributions	7,726	16,347

Net Increase in Shares Outstanding from Share Transactions	1,507,756	1,516,377

Amounts designated as “___” are $0 or zero shares.

(1)	Fund commenced operations on October 6, 2010.

(2)	Fund commenced operations on October 18, 2010.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Financial Highlights
For a Share Outstanding Throughout Each Period
For the Period Ended December 31, 2010

												Ratio
	Net		Realized and		Dividends		Net		Net		Ratio of	of Net
	Asset		Unrealized		from		Asset		Assets,	Ratio of	Gross	Investment
	Value,	Net	Gains	Total	Net		Value		End	Net Expenses	Expenses	Income	Portfolio
	Beginning	Investment	(Losses) on	from	Investment	Total	End	Total	of Period	to Average	to Average	to Average	Turnover
	of Period	Income(3)	Investments	Operations	Income	Dividends	of Period	Return(4)	(000)	Net Assets	Net Assets	Net Assets	Rate(5)
Core Aggregate Fixed Income Fund
2010(1)	$10.00	$0.05	$(0.24)	$(0.19)	$(0.06)	$(0.06)	$9.75	(1.91)%	$14,707	0.50%	2.78%	1.97%	30%

High Yield Bond Fund
2010(2)	$10.00	$0.12	$(0.02)	$0.10	$(0.13)	$(0.13)	$9.97	0.98%	$15,119	0.60%	3.24%	6.20%	4%

(1)	Fund commenced operations on October 6, 2010. All ratios for the period have been annualized, unless otherwise indicated.

(2)	Fund commenced operations on October 18, 2010. All ratios for the period have been annualized, unless otherwise indicated.

(3)	Per share calculations were performed using average shares for the period.

(4)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements
December 31, 2010
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 Funds. The financial statements herein are those of the Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors High Yield Bond Fund (the “Funds”), which are both diversified funds. The Trust is authorized to offer Institutional and Investor share classes for the Funds. The Institutional share class of the Aviva Investors Core Aggregate Fixed Income Fund commenced operations on October 6, 2010 and the Institutional share class Aviva Investors High Yield Bond Fund commenced operations on October 18, 2010. The Aviva Investors Core Aggregate Fixed Income Fund seeks to provide total return that exceeds the total return of the broad U.S. dollar denominated investment grade bond market. The Aviva Investors High Yield Bond Fund seeks to produce a high total return through high income and capital appreciation. The Funds may change their investment objective without shareholder approval. The financial statements of the remaining funds in the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2.	Significant Accounting Policies:
The following is a summary of the Significant Accounting Policies followed by the Funds.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.
Security Valuation — If available, debt securities are priced based upon values provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Debt instruments having a maturity greater than 60 days, for which market quotations are readily available, are valued at the average of the latest bid and asked prices.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
For securities in the Funds that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee Meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices,

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements (continued)
December 31, 2010
securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser for the Fund that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.
As of December 31, 2010, there were no securities valued in accordance with fair value procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of December 31, 2010, all the investments and forward foreign currency contracts for the Funds are classified as Level 2. For the period ended December 31, 2010, there were no Level 3 securities. For details of investment classifications, reference the Schedule of Investment.
For the period ended December 31, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.
For the period ended December 31, 2010, the Trust’s fair valuation methodologies were consistently applied throughout the period.
Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date, for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.
Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements (continued)
December 31, 2010
of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At December 31, 2010, the Funds did not hold repurchase agreements.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.
Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. The High Yield Bond Fund held open forward foreign currency contracts at December 31, 2010.
Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.
Dividends and Distributions to Shareholders — The Funds’ distribute their respective net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.
Offering Costs — The Funds’ offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve month period from inception. As of December 31, 2010, the amounts remaining still to be amortized for the Core Aggregate Fixed Income Fund and High Yield Bond Fund were $13,108 and $13,521, respectively.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agency and Custodian Agreements:
The Funds and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to a minimum of $75,000 per Fund for the first year increasing to $100,000 in subsequent years and $15,000 per additional class opened after the initial launch or 0.08% of the first $1 billion, 0.07% of the next $2 billion, and 0.06% of the Funds’ average daily net assets in excess of $3 billion.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements (continued)
December 31, 2010
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.
Union Bank, N.A. acts as Custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of the average daily net assets for each Fund, as follows:

Rate
Core Aggregate Fixed Income Fund	0.30%
High Yield Bond Fund	0.50%
For each Fund, the Adviser has contractually agreed to reduce fees and reimburse expenses, to the extent necessary, to keep the Funds’ total annual operating expenses from exceeding 0.50% and 0.60% of the average daily net assets of Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors High Yield Bond Fund, respectively. The Advisor does not have the ability to recapture previously waived fees or reimbursed expenses.
6. Investment Transactions:
For the fiscal period ended December 31, 2010, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

		Sales and
	Purchases	Maturities
Core Aggregate Fixed Income Fund	$6,300,082	$573,333
High Yield Bond Fund	15,482,221	613 638
Purchases and sales and maturities of long-term U.S. Government securities were $12,861,624 and $3,738,429, respectively, for the Core Aggregate Fixed Income Fund. There were no purchases or sales and maturities of long-term U.S. Government securities for the High Yield Bond Fund.
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that these differences arise.
Accordingly, the following permanent differences, primarily attributable to paydown adjustments and foreign currency gain/loss have been reclassified to (from) the following accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income (Loss)	Gain/(Loss)
Core Aggregate Fixed Income Fund	$20,643	$(20,643)
High Yield Bond Fund	48,237	(48,237)
The tax character of dividends and distributions declared during the fiscal period ended December 31, 2010, were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
Core Aggregate Fixed Income Fund 2010	$88,352	$—	$88,352
High Yield Bond Fund 2010	191,554	—	191,554
As of December 31, 2010, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Core Aggregate
	Fixed Income	High Yield
	Fund	Bond Fund
Undistributed Ordinary Income	$231	$32,049
Post-October Losses	(80,681)	—
Capital Loss Carryforwards	(697)	—
Unrealized Appreciation	(287,570)	(75,682)

Total Distributable Earnings/(Accumulated Losses)	$(368,717)	$(43,633)

Post-October Losses represent losses on investment transactions from November 1, 2010 through December 31, 2010, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having risen in the following year.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements (continued)
December 31, 2010
For Federal income tax purposes, capital carryforwards represent realized losses of the Funds that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

Total Capital
Loss
	Expires	Carryforward
	2018	12/31/10
Core Aggregate Fixed Income Fund	$697	$697
High Yield Bond Fund	—	—
During the period ended December 31, 2010, the Funds did not utilize capital loss carryforwards to offset capital gains.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Funds at December 31, 2010, were as follows:

	Core
	Aggregate
	Fixed Income	High Yield
	Fund	Bond Fund
Federal Tax Cost	$14,906,472	$14,903,788
Gross Unrealized Appreciation	19,530	102,945
Gross Unrealized Depreciation	(307,100)	(178,391)

Net Unrealized Depreciation	$(287,570)	$(75,446)

8. Concentration of Risk:
The market values of the Funds’ investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.
The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.
Each Fund may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values each Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.
Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold.
9. Other:
At December 31, 2010, the percentage of total shares outstanding held by shareholders for each Fund, which comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

	No. of	%
	Shareholders	Ownership
Core Aggregate Fixed Income Fund	1	100%
High Yield Bond Fund	1	100%
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Notes to Financial Statements (continued)
December 31, 2010
10. Recent Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
11. Subsequent Events:
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
We have audited the accompanying statement of assets and liabilities of Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors High Yield Bond Fund (collectively, the Funds) (two of the series constituting The Advisors’ Inner Circle Fund), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the period from October 6, 2010 (commencement of operations) to December 31, 2010 for the Aviva Investors Core Aggregate Fixed Income Fund and the period from October 18, 2010 (commencement of operations) to December 31, 2010 for the Aviva Investors High Yield Bond Fund, the statements of changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors High Yield Bond Fund of The Advisors’ Inner Circle Fund at December 31, 2010, the results of their operations for the period from October 6, 2010 (commencement of operations) to December 31, 2010 for the Aviva Investors Core Aggregate Fixed Income Fund and the period from October 18, 2010 (commencement of operations) to December 31, 2010 for the Aviva Investors High Yield Bond Fund, the changes in their net assets for each of the periods then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
February 28, 2011

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
Disclosure of Fund Expenses (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	10/06/10	12/31/10	Ratios	Period

Aviva Investors Core Aggregate Fixed Income Fund

Actual Fund Return	$1,000.00	$980.90	0.50%	$1.18 (1)
Hypothetical 5% Return	1,000.00	1,022.68	0.50%	2.55 (2)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	10/18/10	12/31/10	Ratios	Period

Aviva Investors High Yield Bond Fund

Actual Fund Return	$1,000.00	$1,009.80	0.60%	$1.24 (1)
Hypothetical 5% Return	1,000.00	1,022.18	0.60%	3.06 (2)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 86/365 and 75/365, respectively (to reflect the period since inception).

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in The Advisors’	Other
Name,	Position(s)	Office and	Occupation(s)	Inner Circle Fund	Directorships
Address,	Held with	Length of	During Past	Overseen by	Held by
Age[1]	the Trust	Time Served[2]	5 Years	Board Member	Board Member[3]

INTERESTED
BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P. SEI Structured Credit Fund, L.P. SEI Multi- Strategy Funds plc., and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old		Trustee (Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976- 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

				Number of
				Funds
		Term of	Principal	in The Advisors’	Other
Name,	Position(s)	Office and	Occupation(s)	Inner Circle Fund	Directorships
Address,	Held with	Length of	During Past	Overseen by	Held by
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Board Member[3]

INTERESTED
BOARD MEMBERS (continued)

JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987- December 1993.	35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	35	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	35	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	35	Director, Crown Pacific, Inc. Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Funds
		Term of	Principal	in The Advisors’	Other
Name,	Position(s)	Office and	Occupation(s)	Inner Circle Fund	Directorships
Address,	Held with	Length of	During Past	Overseen by	Held by
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Board Member[3]

INTERESTED
BOARD MEMBERS (continued)

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.	35	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Inter- national Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.	35	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

OFFICERS PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)

			Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Funds
		Term of	Principal	in The Advisors’	Other
Name,	Position(s)	Office and	Occupation(s)	Inner Circle Fund	Directorships
Address,	Held with	Length of	During Past	Overseen by	Held by
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Board Member[3]

OFFICERS (continued)

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004-2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission—Division of Investment Management, 2003	N/A	N/A

CAROLYN F. MEAD 53 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young 2004-2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999- 2000.	N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Funds
		Term of	Principal	in The Advisors’	Other
Name,	Position(s)	Office and	Occupation(s)	Inner Circle Fund	Directorships
Address,	Held with	Length of	During Past	Overseen by	Held by
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Board Member[3]

OFFICERS (continued)

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005 — 2008. Vice President, Old Mutual Capital, 2000 — 2005. Operations Director, Prudential Investments, 1998 — 2000.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders that do not have a December 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2010 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2010, the portfolio is designating the following items with regard to distributions paid during the year.

			Dividends
			Qualifying For
			Corporate
Long Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term
Capital Gain	Income	Total	Receivable	Dividend	Government	Related	Capital Gain
Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)
Aviva Investors Core Aggregate Fixed Income Fund
0.00%	100.00%	100.00%	0.00%	0.00%	11.60%	100.00%	0.00%

Aviva Investors High Yield Bond Fund
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	77.73%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short- term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Board Considerations in Approving the Advisory Agreement. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at its August 10-11, 2010 meeting, the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) considered the approval of the advisory agreement (the “Advisory Agreement”) for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser.
Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Adviser and (iii) the costs of the services to be provided, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, ownership structure, investment personnel, and business plan. The representatives also discussed each Fund’s proposed objective, strategy, share class structure, advisory fee and expense limitation arrangement. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds. Among other things, the Board considered the quality of the Adviser’s portfolio management personnel. The Adviser’s registration form (“Form ADV”) was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.
The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser.
Investment Performance of the Fund
The Board then reviewed the performance of certain composites managed by the Adviser that had investment objectives, policies, strategies and risks substantially similar to those of each Fund. The Board, using written materials provided prior to and at the meeting, considered the performance of each composite to its respective benchmark index for various trailing periods. The Adviser’s representatives noted that the Core Aggregate Composite’s performance was generally comparable to that of its benchmark index, which would also be the benchmark index for the Core Aggregate Fixed Income Fund, and that during the calendar year 2009, the Core Aggregate Composite had significantly outperformed the Index. With respect to the U.S. High Yield Constrained Composite, the strategy similar to the High Yield Bond Fund, the Adviser’s representatives noted that the Composite’s performance was generally comparable to its benchmark index.
Cost of Services Provided and Economies of Scale
In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the proposed fees to be paid by the Funds to the Adviser as well as the expected costs of services to be provided by and the expected profits to be realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees to be paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s expected total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared

THE ADVISORS’ INNER CIRCLE FUND	AVIVA INVESTORS FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
reasonable in light of the services to be rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to enter into expense limitation and fee waiver arrangements. Because it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds, the Trustees did not make any conclusions regarding the Adviser’s profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. In this regard, during future considerations of the Advisory Agreement, the Board will consider whether any economies of scale are being realized by the Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Funds; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

Notes

Trust:
The Advisors’ Inner Circle Fund
Funds:
Aviva Investors Core Aggregate Fixed Income Fund
Aviva Investors High Yield Bond Fund
Adviser:
AVIVA Investors North America, Inc.
Distributor:
SEI Investments Distribution Co.
Administrator:
SEI Investments Global Fund Services
Legal Counsel:
Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm:
Ernst & Young LLP
The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies (if any) relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) upon request, by calling 1-877-515-4725 and (ii) on the Commission’s website at http://www.sec.gov.
AVA-AR-001-0100

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2)	The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers (“PwC LLP”) Related to the Trust
PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2010			2009
			All other fees			All other fees
		All fees and	and services		All fees and	and services
	All fees and	services to	to service	All fees and	services to	to service
	services to	service	affiliates that	services to	service	affiliates that
	the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
	were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
	approved	approved	approval	approved	approved	approval
(a) Audit Fees(1)	$58,626	N/A	N/A	$50,928	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

Fees billed by Ernst & Young LLC (“E&Y LLC”) Related to the Trust
E&Y LLC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal period as follows:

2010
All other fees
		All fees and	and services
	All fees and	services to	to service
	services to	service	affiliates that
	the Trust that	affiliates that	did not
	were pre-	were pre-	require pre-
	approved	approved	approval
(a) Audit Fees(1)	$37,932	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1)	Not applicable.
(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC LLP):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y LLC):

2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f)	Not applicable.
(g)	The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(g)	The aggregate non-audit fees and services billed by E&Y LLC for the last fiscal period was $0 for 2010.
(h)	During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1)	Code of Ethics attached hereto.
(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b)	Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson
President
Date: March 10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson
President

Date: March 10, 2011

By (Signature and Title)*	/s/ Michael Lawson

Michael Lawson
Treasurer, Controller & CFO
Date: March 10, 2011

*	Print the name and title of each signing officer under his or her signature.